Condensed Consolidated Statements of Shareholders' Equity (Parenthetical) (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010
Change in unrealized net gain (loss) on securities available for sale, reclassification adjustment	$ 141	$ 104	$ 550	$ 7
Change in unrealized net gain (loss) on securities available for sale, reclassification adjustment, tax effects	(51)	(38)	550	(7)
Preferred stock, dividend rate	5.00%	5.00%	5.00%	5.00%
Accumulated Other Comprehensive Income (Loss)
Change in unrealized net gain (loss) on securities available for sale, reclassification adjustment	141	104	550	7
Change in unrealized net gain (loss) on securities available for sale, reclassification adjustment, tax effects	$ (51)	$ (38)	$ 550	$ (7)